Exhibit 10(ai)(5)

FIFTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

This Fifth Amendment to Purchase and Sale Agreement is dated as of this 30th day of October, 2006 between RICHARDSON ELECTRONICS, LTD., a Delaware corporation (“Seller”) and TAB Construction Company, an Illinois corporation (“Purchaser”).

RECITALS

WHEREAS, Seller is the owner of fee simple title, free and clear of all liens and encumbrances except for the Permitted Exceptions, of that certain to real estate located in the City of Geneva, Kane County, Illinois, commonly known as 715 Hamilton Street, Geneva, Illinois and has executed a Purchase and Sale Agreement dated August 4, 2005 with Purchaser in the connection with the sale of the Property as defined therein to Purchaser (the “Purchase Agreement”);

WHEREAS, on December 16, 2005, January 31, 2006, February 17, 2006, and June 7, 2006, respectively, the parties executed the First, Second, Third and Fourth Amendments to Purchase and Sale Agreement and have agreed to further amend the Purchase and Sale Agreement.

NOW THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, parties shall hereby agree as follows:

1. DUE DILIGENCE PERIOD. The parties have agreed that the Due Diligence Period has expired.

2. CLOSING DATE. Notwithstanding anything to the contrary contained in the Purchase Agreement, the parties have agreed to close the transaction on or before November 30, 2006.

3. FULL FORCE AND EFFECT. As otherwise set forth herein, the Purchase Agreement remains in full force and effect.

4. COUNTERPARTS. This Amendment may be executed in counterparts, both of which when taken together shall constitute a single original.

IN WITNESS WHEREOF, the parties have executed this Fifth Amendment as of the date and year first written above.

SELLER:

Richardson Electronics, Ltd., a Delaware corporation

/S/ DAVID J. GILMARTIN
By:	David J. Gilmartin
Title:	Vice President, General Counsel and Secretary

PURCHASER:

TAB Construction Company

/S/ TRACY BURNIDGE
By:	Tracy Burnidge
Title:	President